                       AMENDMENT NO. 5 TO CREDIT AGREEMENT
                       -----------------------------------


          THIS AMENDMENT NO. 5 made as of this _____ day of ___________, 1998 (the "Amendment No. 5"), among OPTION CARE, INC., OPTION CARE, INC., OPTION CARE ENTERPRISES, INC., HOME CARE OF COLUMBIA, INC., YOUNG'S I.V. THERAPY, INC., CORDESYS HEALTHCARE MANAGEMENT, INC., NORTH COUNTY HOME I.V., INC. OPTION CARE HOSPICE, INC., OPTION CARE HOME HEALTH, INC., MANAGEMENT BY INFORMATION, INC., OPTION CARE OF OKLAHOMA, INC., OPTION CARE HOME HEALTH OF CALIFORNIA, INC., and OPTION CARE DENVER, INC. (collectively and jointly and severally the "Borrowers"), THE NORTHERN TRUST COMPANY ( a "Bank"), HARRIS TRUST AND SAVINGS BANK (a "Bank"), THE FIRST NATIONAL BANK OF CHICAGO (a "Bank") and PNC Bank, National Association, as Agent (a "Bank" and the "Agent").

          WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement dated as of December 23, 1996 as amended as of February 5, 1997, as of February 27, 1997, as of March 24, 1997 and as of December 31, 1997 (the "Credit Agreement"); and

          WHEREAS, the Borrower, the Bank and the Agent wish to amend the Credit Agreement in certain respects.

          NOW, THEREFORE, in consideration of the premises and covenants contained herein and intending to be legally bound hereby, the Agent, the Banks and the Borrowers agree as follows:

          1.   Definitions. Capitalized terms used herein but not defined herei
               -----------
shall have the meanings set forth in the Credit Agreement.

          2.   Expiration Date. The definition of "Expiration Date" is amended
               ----------------
to read in its entirety as follows:

          Expiration Date shall mean January 31, 2000.
          ---------------

          3.   Year 2000. Section 5.1 of the Credit Agreement is amended to add
               ---------
a new subsection 5.1.29 as follows:

          5.1.29 Year 2000. The Loan Parties have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications used by any of the Loan Parties or any of their respective material suppliers, customers or venders may be unable to recognize and perform property date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem").

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          The Year 2000 Problem will not result in any Material Adverse Change.

          4. Permitted Business Combinations. Section 7.2.6 (2)(ix) of the
             -------------------------------
Credit Agreement is amended to read in its entirety as follows:

               (ix) the Consideration paid by the Loan Parties for such Acquisition shall not exceed (A) $250,000 in the period from May 1, 1998 through December 31, 1998 or (B) $1,000,000 in the fiscal year ending December 31, 1999 without the prior approval of the Required Banks which shall not be unreasonably withheld (a decision to be made in ten (10) Business Days after receipt of complete information) and, after giving effect to such Acquisition, the Consideration paid by the Loan Parties for all Permitted Acquisitions made during the then current fiscal year of the Loan Parties shall not exceed (C) $1,000,000 in the period from May 1, 1998 through December 31, 1998 or
          (D) $7,500,000 in the fiscal year ending December 31, 1999 without the prior approval of the Required Banks which shall not be unreasonably withheld (a decision to be made in ten (10) Business Days after receipt of complete information).

          5. Receivables Audit. Section 7.1 of the Credit Agreement is amended
             -----------------
to add a new subsection 7.1.19 as follows:

          7.1.19 Receivables Audit.

               Each Loan Party shall, and shall cause each of its Subsidiaries to, permit the Agent, through its Secured Credit Administration Unit, to conduct an audit of receivables once each fiscal year. The scope and cost of such audits shall be determined by the Agent and Option Care, Inc. The audits described in this subsection are in addition to those described in Section 7.1.6.

          6. Quarterly Reporting. Section 7.3.2 of the Credit Agreement is
             -------------------
amended and restated in its entirety as follows:

               7.3.2 Quarterly Reporting

               7.3.2.1 Financial Statements

               Within forty-five (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year, financial statements of Option Care, Inc., consisting of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable

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          detail and certified (subject to normal year-end audit adjustments)
          by the Chief Executive Officer, President or Chief Financial Officer of Option Care, Inc. as having been prepared in accordance with GAAP consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

               7.3.2.2 Receivables Agings

               Within forty-five (45) days of the end of each fiscal quarter in each fiscal year, a report of the agings of accounts receivable of the Loan Parties on a consolidated basis, all in reasonable detail and certified by the Chief Executive Officer, President or Chief Financial Officer of Option Care, Inc.

          7.    Representations and Warranties. The Borrowers hereby represent
                ------------------------------
and warrant to the Banks and the Agent as follows:

               (a) all representations, warranties and covenants made by the Borrowers to the Banks and the Agent that are contained in the Credit Agreement or any other Loan Document are, as amended by this Amendment No. 5, true and correct on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date and time, which representations and warranties shall be true and correct on and as of the specific dates and times referred to therein);

               (b) to the Borrowers' knowledge, no event or condition exists which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents;

               (c) The execution and delivery of this Amendment No. 5 and the consummation of the transactions contemplated hereby and by any other documents executed by the Borrowers required to be delivered to the Agent in connection with this Amendment No. 5 have been duly and validly authorized by the Borrowers and all such documents together constitute the legal, valid and binding agreement of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except to the extent that enforceability of any of such document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or general equitable principles.

          8.   Effectiveness. This Amendment No. 5 and the amendments to the
               -------------
Credit Agreement effected hereby shall become effective upon the delivery to the Agent of: (a) a fully executed Affirmation of Guaranty Agreement from each of the Guarantors; (b) an Affirmation of Pledge Agreement from each of the Pledgors; and (c) receipt by each of the Banks of an amendment fee equal to 0.06% of such Bank's Revolving Credit Commitment.

          9. Counterparts. This Amendment No. 5 may be executed in one or more
             ------------
counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the other party shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

          10. Waivers. This Amendment No. 5 shall not, except as expressly set
              -------
forth above, serve to waive, supplement or amend the Credit Agreement, which Credit Agreement shall remain in full force and effect as amended hereby.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 5 as of the date and year first above written.

     ATTEST:                             OPTION CARE, INC.,
                                         a Delaware corporation



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

    [SEAL]

     ATTEST:                             OPTION CARE, INC.,
                                         a Delaware corporation



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

     [SEAL]


     ATTEST:                             OPTION CARE ENTERPRISES, INC.



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

     [SEAL]


     ATTEST:                             HOME CARE OF COLUMBIA, INC.,



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

     [SEAL]



     ATTEST:                             YOUNG'S I.V. THERAPY, INC.,



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

     [SEAL]



     ATTEST:                             CORDESYS HEALTHCARE MANAGEMENT, INC.,



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

     [SEAL]

     ATTEST:                             NORTH COUNTY HOME I.V.,INC.



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

     [SEAL]



     ATTEST:                             OPTION CARE HOSPICE,INC.,



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

     [SEAL]



     ATTEST:                             OPTION CARE HOME HEALTH,INC.,



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

     [SEAL]



     ATTEST:                             MANAGEMENT BY INFORMATION,INC.,



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

     [SEAL]



     ATTEST:                             OPTION CARE OF OKLAHOMA, INC.,



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

     [SEAL]

     ATTEST:                             OPTION CARE HOME HEALTH OF
                                         CALIFORNIA, INC.



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

     [SEAL]


     ATTEST:                             OPTION CARE DENVER, INC.,



     /s/James Hodges, Jr.                By:/s/Erick Hanson
                                         Title:CEO

     [SEAL]

     WITNESS:                            THE NORTHERN TRUST COMPANY



     /s/Kelly L. Potts                   By:/s/Sarah V. Dwartz
                                         Title:  Second Vice President


     WITNESS:                            HARRIS TRUST AND SAVINGS BANK



     /s/Kelly L. Potts                   By:/s/SCarolyn S. Woolsey
                                         Title:  Vice President


     WITNESS:                            THE FIRST NATIONAL BANK OF  CHICAGO



     /s/Kelly L. Potts                   By:/s/Eric C. Minter
                                         Title:  Corporate Banking Officer


     WITNESS:                            PNC BANK, NATIONAL ASSOCIATION,



     /s/Kelly L. Potts                   By:/s/Justin J. Salgione
                                         Title:  Assistant Vice President